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                                                                    Exhibit 10.1

                 FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of March __, 2001, by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation (the "Lender"), and D&K HEALTHCARE RESOURCES, INC. ("D & K"), JARON, INC. ("Jaron") and JEWETT DRUG CO., a South Dakota corporation ("Jewett") (D & K, Jaron and Jewett are sometimes hereinafter referred to individually as "Borrower" and collectively as "Borrowers").

                            Preliminary Statements
                            ----------------------

     A. Lender, and Borrowers are parties to that certain Fifth Amended and Restated Loan and Security Agreement dated as of September 30, 2000 (as amended, restated or renewed from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Loan Agreement.

     B. D & K and Lender have agreed to amend the provisions thereof relating to the Fixed Charge Covenant and to allow for regular dividend payments to shareholders, within the limits and as otherwise set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Distributions. The Loan Agreement is hereby amended by deleting Subsection 8.2.7 [relating to Distributions] in its entirety and replacing it with the following new Subsection 8.2.7:

          8.2.7 Distributions. Declare or make, or permit any Subsidiary of Borrower to declare of make, and Distributions, except for (a) dividends of Jaron to D&K, provided that not less than 5 business days prior to the payment of such dividend, D&K shall give Lender written notice describing the amount of such dividend, and (b) dividends of D&K in an aggregate amount of not more than $1,000,000 in each fiscal year, subject to the further compliance with the financial covenants set forth in this Loan Agreement after giving effect to such dividend.

     2. Cash Flow to Fixed Charges. The Loan Agreement is hereby amended by deleting Subsection 8.3(D) [relating to Cash Flow to Fixed Charges] in its entirety and replacing it with the following new Subsection 8.3(D):

          8.3(D) Cash Flow to Fixed Charges. Commencing with the fiscal quarter ending March 31, 2001, maintain for each fiscal quarter of Borrowers a ratio of Cash Flow to Fixed Charges of not less than 1.3 to 1.0, measured as of the end of each fiscal quarter for the immediately preceding twelve month period.
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     3.   Definitions. The Appendix to the Loan Agreement is hereby amended by deleting the definition of Cash Flow in its entirety and replacing it the following new definition:

          Cash Flow - in any period means EBITDA for such period minus the sum of (i) cash taxes paid for such period, (ii) Capital Expenditures paid in such period which were not financed, and (iii) dividends declared or paid in such period.

     4. No Claims. Borrowers acknowledge that there are no existing claims, defenses (personal or otherwise) or rights of set-off or recoupment whatsoever with respect to any of the Loan Documents. Borrowers agree that this Amendment in no way acts as a release or relinquishment of any Liens in favor of the Lender securing payment of the Obligations.

     5. Miscellaneous. Except as expressly set forth herein, there are no agreements or understandings, written or oral, between any Borrower and Lender relating to the Loan Agreement and the other Loan Documents that are not fully and completely set forth herein or therein. Except to the extent specifically waived or amended herein or in any of the documents, instruments, or agreements delivered in connection herewith, all terms and provisions of the Loan Agreement and the other Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect in accordance with the respective terms thereof. This Agreement may be executed in one or more counterparts, and by different parties on different counterparts. All such counterparts shall be deemed to be original documents and together shall constitute one and the same agreement. A signature of a party delivered by facsimile or other electronic transmission shall be deemed to be an original signature of such party.

     IN WITNESS WHEREOF, this Amendment has been executed and delivered by the duly authorized representatives of the parties as of the date first above written.

                              FLEET CAPITAL CORPORATION

                              By: /s/ Edward M. Bartkowski
                                  ------------------------
                                  Edward M. Bartkowski, Senior Vice President

                              D & K HEALTHCARE RESOURCES, INC.

                              By: /s/ Thomas S. Hilton
                                  --------------------
                                  Thomas S. Hilton, Senior Vice President & CFO

                              JARON, INC.

                              By: /s/ Thomas S. Hilton
                                  --------------------

                                  Thomas S. Hilton, Vice President


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                              JEWETT DRUG CO.

                              By: /s/ Thomas S. Hilton
                                  --------------------

                                  Thomas S. Hilton, Vice President